EXHIBIT 99.1

Fortegra Financial Corporation Reaches a Definitive Agreement to sell Bliss & Glennon and eReinsure to AmWINS Group, Inc.

Jacksonville, FL – December 3, 2013 Fortegra Financial Corporation (NYSE: FRF), announced today that it has reached a definitive agreement to sell Bliss & Glennon, an excess and surplus lines wholesale insurance broker and managing general agency, and eReinsure, an online platform for managing the placement of facultative reinsurance to AmWINS Group, Inc. The acquisition is expected to close within
30 days, following standard regulatory approval.

Richard S. Kahlbaugh, Chairman, President and Chief Executive Officer of Fortegra commented, "It is with great pleasure that I announce today the sale of our two insurance brokerage businesses, Bliss and Glennon and eReinsure. Together with the management of Bliss and Glennon and eReinsure, we were able to increase the value and market position of the businesses. While the decision to divest was difficult, we believe this divestiture to be in the best interest of our shareholders and all employees."

"Following the sale of our brokerage operations, we will be able to focus our full attention on our payment protection, warranty and service contract products. These products generate our highest margins and provide us a significant opportunity for future growth."

"We continue to have meaningful sales success in our credit insurance and other specialty insurance lines, including mobile device warranty and service contracts. We also fully expect our resources to be allocated to our auto products, including auto service contracts and roadside assistance."

"We intend to use the proceeds of the transaction to deleverage our balance sheet and provide more flexibility as the business grows."

Sandler O’Neill + Partners, L.P. is serving as exclusive financial advisor to Fortegra Financial Corporation and rendered a fairness opinion in connection with this transaction.

About Fortegra Financial

Fortegra Financial Corporation is a diversified insurance services company offering a wide array of revenue enhancement products, including service contracts, device and warranty services, and distribution and administration services, to insurance companies, insurance brokers and agents and other financial services companies, primarily in the United States. Fortegra Financial's brands include FortegraTM, Life of the South®, 4Warranty, ProtectCELLTM, Continental Car ClubTM, Auto Knight Motor ClubTM, United Motor

ClubTM, ConsectaTM, Pacific Benefits GroupTM, Bliss & GlennonTM, eReinsureTM,, South Bay Acceptance Corporation and Universal Equipment Recovery Group. Additional information about Fortegra can be found at www.fortegrafinancial.com.

Forward-Looking Statements

This press release may contain forward-looking statements within the meaning of the Private Securities Litigation Act of 1995. Such statements are subject to risks and uncertainties. All statements other than statements of historical fact included in this press release are forward-looking statements. Forward- looking statements give our current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance and business. You can identify forward- looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as "anticipate," "estimate," "expect," "project,'' "plan," "intend," "believe," "may," "should," "can have," "likely" and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events.

The forward-looking statements contained in this press release are based on assumptions that we have made in light of our industry experience and our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances. As you read this press release, you should understand that these statements are not guarantees of performance or results. They involve risks, uncertainties (some of which are beyond our control) and assumptions. Although we believe that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect our actual financial results and cause them to differ materially from those anticipated in the forward-looking statements. We believe these factors include, but are not limited to, those described under Item 1A. - "Risk Factors" in Fortegra's most current Annual Report on Form 10-K and most current Quarterly Report on Form 10-Q. Should one or more of these risks or uncertainties materialize, or should any of these assumptions prove incorrect, our actual results may vary in material respects from those projected in these forward-looking statements.

Any forward-looking statement made by us in this press release speaks only as of the date on which we make it. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Further information concerning Fortegra Financial and its business, including factors that potentially could materially affect Fortegra's financial results, is contained in Fortegra's filings with the SEC, which are available free of charge at the SEC's website at http://www.sec.gov and from Fortegra Financial’s website in the "Investor Relations" section under "SEC Filings" at http://www.fortegrafinancial.com.

Contact:
Stephanie Gannon
904.352.2759 investor.relations@fortegra.com